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                       NEW YORK STATE REALTY AND TERMINAL
                                     COMPANY

                                      WITH

                         WEBB & KNAPP, INC. AND GRAYSLER
                                   CORPORATION

                                   ----------

                           MODIFIED AGREEMENT OF LEASE
                               OF GRAYBAR BUILDING

                                   ----------

                            DATED, DECEMBER 30, 1957

                                   ----------

              AFFECTING PREMISES ON THE WESTERLY SIDE OF LEXINGTON
               AVENUE, 253 FEET 4 INCHES NORTHERLY OF 42nd STREET

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Recorded in the office of the Register of the City of New York, New York County,
on December 31, 1957, in Liber 5024 of Conveyances, page 251.

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     MODIFIED AGREEMENT OF LEASE, made the 30th day of December, 1957, between
NEW YORK STATE REALTY AND TERMINAL COMPANY, a corporation of the State of
New York, having its principal office at 466 Lexington Avenue, Borough of Manhattan, City of New York, hereinafter called the Lessor, party of the first part, and WEBB & KNAPP, INC., a corporation of the State of Delaware, having an office at 383 Madison Avenue, Borough of Manhattan, City of New York, and GRAYSLER CORPORATION, a corporation of the State of New York, having its principal office at 383 Madison Avenue, Borough of Manhattan, City of New York, hereinafter collectively called the Lessee, parties of the second part;

     WHEREAS, by lease dated July 30, 1925, recorded in the office of the Register of the County of New York on September 12, 1925, in Liber 3496 of Conveyances, at page 183, the Lessor did lease unto Eastern Offices, Inc., and Eastern Offices, Inc. did take and hire from the Lessor, the portion above certain planes of that parcel of land in the Borough of Manhattan, City of New York, situate on the westerly side of Lexington Avenue, distant 253 feet 4 inches northerly of 42nd Street, upon which the Graybar Building, hereinafter called the Building, is now constructed, as more particularly described in said lease, for a term to expire on November 1, 1946, with the right to two additional terms of 21 years each, conditioned as provided in the lease, subject to the exceptions and reservations, at the rentals and additional rentals and upon the covenants, conditions, limitations and agreements in said lease contained; and

     WHEREAS, by agreements dated respectively October 21, 1927, June 19, 1928, and November 2, 1938, recorded in said Register's office respectively in Liber 3672 of Conveyances, at page 388, Liber 3901 of Mortgages, at page 228, and Liber 4278 of Conveyances, at page 217, said lease was modified in certain respects as by reference to

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said agreements will more fully appear; and by agreement dated April 5, 1944, and supplemental agreement dated April 12, 1944, recorded in the office of the Register of the City of New York, in the County of New York, on May 26, 1944, in Liber 4287 of Conveyances, at pages 208 and 195 respectively, said lease was further modified and extended and renewed for the first renewal term of twenty-one years to expire on October 31, 1967, as provided for in said lease and upon the terms and conditions in said supplemental agreement contained; and by agreement dated July 20, 1950, recorded in said Register's office on August 1, 1950, in Liber 5174 of Mortgages, at page 265, said lease was further modified as by reference to said agreement will more fully appear; and by Modified Agreement of Lease made as of January 1,1953, recorded in said Register's office on October 9, 1953, in Liber 4854 of Conveyances, at page 307, said lease was further modified and extended as by reference to said agreement will more fully appear, said lease as modified and extended as aforesaid being herein called the existing lease; and

     WHEREAS, Webb & Knapp, Inc. and Graysler Corporation have duly acquired by mesne assignments undivided interests of 75% and 25%, respectively, in the existing lease; and

     WHEREAS, the parties hereto desire to extend the current term of and to modify the existing lease, as herein provided, and by this instrument to express all the terms, rentals and additional rentals, covenants, conditions, limitations, agreements, reservations, and exceptions in accordance with which the premises hereinafter described shall be held by the Lessee from the Lessor under lease, but nothing herein contained shall be deemed to constitute a surrender of the leasehold estate granted by the existing lease; and

     WHEREAS, by instrument dated December 30, 1957, The New York Central Railroad Company has modified and

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extended the existing grant of term to the Lessor for a term ending June 30,
1976, with provision for one additional term of eleven years and seven months ending January 31, 1988, and thereafter for two additional terms of twenty-one years each, in the portion of the parcel of land hereinafter described which is not excepted from this lease.

     NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

     That the Lessor has agreed to let and hereby does let unto the Lessee, and the Lessee has agreed to take and hereby does take and hire from the Lessor, for the term, at the rentals and additional rentals, and upon the covenants, conditions, limitations and agreements herein contained and with the exceptions and reservations herein set forth, in the following respective undivided interests, to wit, an undivided 75% interest as to Webb & Knapp, Inc. and an undivided 25% interest as to Graysler Corporation, all that parcel of land (including the Building thereon, and such fixtures and appurtenances in the Building in which the Lessor has any title or interest) in the Borough of Manhattan, City of New York, bounded and described as follows:

               BEGINNING at a point in the westerly line of Lexington Avenue distant 253 feet 4 inches northerly of the corner formed by the intersection of the northerly line of 42nd Street with the westerly line of Lexington Avenue, and running thence westerly parallel with the northerly line of 42nd Street 275 feet, more or less, to the easterly line of Depew Place as it formerly existed (now discontinued and closed); thence northerly parallel with the westerly line of Lexington Avenue, and along the easterly line of Depew Place as it formerly existed (now discontinued and closed), 248 feet 4 1/2 inches; thence easterly parallel with the northerly line of 42nd Street 275 feet, more or less, to the westerly line of Lexington Avenue; thence southerly

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          along the westerly line of Lexington Avenue 248 feet 4 1/2 inches, more or less, to the point or place of beginning.

     Excepting, however, from the above described parcel of land, all the following portions thereof (the elevations hereinafter referred to and shown on the plot plans hereto attached have reference to the datum plane of The New York Central Railroad Company which takes for its elevation 0 feet 0 inches mean highwater mark of the East River at the foot of East 26th Street):

     (a) ALL that portion of the parcel of land above described lying below an inclined plane drawn at elevation 42.02 feet along the easterly side, and elevation 44.04 feet along the westerly side, and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point in the westerly line of Lexington Avenue distant 315 feet 3 1/2 inches northerly of the corner formed by the intersection of the northerly line of 42nd Street with the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 172 feet 0 1/2 of an inch; thence northerly and parallel with the westerly line of Lexington Avenue 39 feet 2 inches; thence westerly and parallel with the northerly line of 42nd Street 30 feet 7 inches; thence northerly and parallel with the westerly line of Lexington Avenue 147 feet 3 inches; thence easterly and parallel with the northerly line of 42nd Street 202 feet 7 1/2 inches to the westerly line of Lexington Avenue; thence southerly along the westerly line of Lexington Avenue 186 feet 5 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (a) on the plot plan hereto attached, dated December 10, 1957, entitled "Plot Plan No. 1 Showing Limits

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          and Planes", and identified by the signature of F. H. Simpson, Chief
          Engineer of The New York Central Railroad Company.

     There is demised to the Lessee, however, the right to construct and maintain a pipe space or gallery of an area of approximately 970 square feet, extending below the plane of sub-division (a) above described and along the easterly side thereof.

     (b) Also, all that portion of the parcel of land above described, lying below an horizontal plane drawn at elevation 53.33 feet, and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 355 feet 8 1/2 inches north of the northerly line of 42nd Street and distant 202 feet 7 1/2 inches west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 6 feet 6 inches; thence northerly and parallel with the westerly line of Lexington Avenue 19 feet 9 inches; thence westerly and parallel with the northerly line of 42nd Street 37 feet 6 inches; thence southerly and parallel with the westerly line of Lexington Avenue 19 feet 3 inches; thence westerly and parallel with the northerly line of 42nd Street 28 feet 4 1/2 inches; thence northerly and parallel with the westerly line of Lexington Avenue 145 feet 6 inches; thence easterly and parallel with the northerly line of 42nd Street 72 feet 4 1/2 inches; thence southerly and parallel with the westerly line of Lexington Avenue 146 feet 0 inches, to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (b) on Plot Plan No. 1 above referred to, and hereto attached.

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     (b-1) Also, all that portion of the parcel of land above described, lying below an horizontal plane drawn at elevation 55.42 feet, and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 315 feet 3 1/2 inches north of the northerly line of 42nd Street and 246 feet 7 1/2 inches west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 28 feet 4 1/2 inches; thence northerly and parallel with the westerly line of Lexington Avenue 40 feet 11 inches; thence easterly and parallel with the northerly line of 42nd Street 28 feet 4 1/2 inches; thence southerly and parallel with the westerly line of Lexington Avenue 40 feet 11 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (b-1) on Plot Plan No. 1 above referred to, and hereto attached.

     (b-2) Also, all that portion of the parcel of land above described, lying below an horizontal plane drawn at elevation 56.70 feet and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 315 feet 3 1/2 inches north of the northerly line of 42nd Street and 202 feet 7 1/2 inches west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 44 feet; thence northerly and parallel with the westerly line of Lexington Avenue 60 feet 2 inches; thence easterly and parallel with the northerly line of 42nd Street 37 feet 6 inches; thence southerly and parallel with the westerly line of Lexington Avenue 19 feet 9 inches; thence easterly and

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          parallel with the northerly line of 42nd Street 6 feet 6 inches;
          thence southerly and parallel with the westerly line of Lexington Avenue 40 feet 5 inches, to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (b-2) on Plot Plan No. 1 above referred to, and hereto attached.

     (b-3) Also, all that portion of the parcel of land above described, lying below an horizontal plane drawn at elevation 56.63 feet and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 315 feet 3 1/2 inches north of the northerly line of 42nd Street and 172 feet 0 1/2 of an inch west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 30 feet 7 inches; thence northerly and parallel with the westerly line of Lexington Avenue 39 feet 2 inches; thence easterly and parallel with the northerly line of 42nd Street 30 feet 7 inches; thence southerly and parallel with the westerly line of Lexington Avenue 39 feet 2 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (b-3) on Plot Plan No. 1 above referred to, and hereto attached.

     (c) Also, all that portion of the parcel of land above described, lying below an horizontal plane drawn at elevation 77.75 feet and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point in the westerly line of Lexington Avenue distant 253 feet 4 inches north of the

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          corner formed by the intersection of the northerly line of 42nd Street with the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 93 feet 10 3/4 inches; thence northerly and parallel with the westerly line of Lexington Avenue 22 feet 3 inches; thence westerly and parallel with the northerly line of 42nd Street 181 feet 1 1/4 inches; thence northerly and parallel with the westerly line of Lexington Avenue 39 feet 8 1/2 inches; thence easterly and parallel with the northerly line of 42nd Street 275 feet to the westerly line of Lexington Avenue; thence southerly along the westerly line of Lexington Avenue 61 feet 11 1/2 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (c) on Plot Plan No. 1 above referred to, and hereto attached.

     There is also excepted under sub-division (c) above, space used for a stairway to the Subway station as provided for in Agreement dated January 20th, 1915, between the New York State Realty and Terminal Company, The New York Central Railroad Company, The New York, New Haven and Hartford Railroad Company and The City of New York, acting by the Public Service Commission for the First District, the said stairway being known as Stairway No. 4 in said agreement, which stairway is constructed as provided in said agreement and the use thereof is subject to the provisions of said agreement.

     There is, however, demised to the Lessee the right to maintain as now constructed, distributing girders and passage for fire stairs above the ceiling of the passageway leading from Lexington Avenue to the Grand Central Terminal building extending below the plane of sub-division (c) above described and also the right to construct and maintain a pipe space or gallery of an area of approximately 184 square feet under the passageway floor and

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along the easterly side of parcel (c), and also the right to maintain and renew the existing pipes and ducts above the ceiling of said passageway.

     (c-1) Also, all that portion of the parcel of land above described, lying below an horizontal plane drawn at elevation 67.83 feet and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 253 feet 4 inches north of the northerly line of 42nd Street and distant 107 feet 0 3/4 of an inch west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 167 feet 11 1/4 inches; thence northerly and parallel with the westerly line of Lexington Avenue 22 feet 3 inches; thence easterly and parallel with the northerly line of 42nd Street 181 feet 1 1/4 inches; thence southerly and parallel with the westerly line of Lexington Avenue 3 feet 5 1/2 inches; thence westerly and parallel with the northerly line of 42nd Street 13 feet 2 inches; thence southerly and parallel with the westerly line of Lexington Avenue 18 feet 9 1/2 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (c-1) on Plot Plan No. 1 above referred to and hereto attached.

     There is, however, demised to the Lessee the right to maintain and renew the existing pipes and ducts located above the ceiling of the passageway leading from Lexington Avenue to the Grand Central Terminal building extending below the plane of sub-division (c-1) above described, and also the right to maintain as now constructed the fire stairs extending into the easterly side of parcel (c-1) and leading to the passage for fire stairs above the ceiling of said passageway.

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     (d) Also, all that portion of the parcel of land above described, lying below an horizontal plane drawn at elevation 42.54 feet and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 253 feet 4 inches north of the northerly line of 42nd Street and distant 93 feet 10 3/4 inches west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 13 feet 2 inches; thence northerly and parallel with the westerly line of Lexington Avenue 6 feet 10 inches; thence easterly and parallel with the northerly line of 42nd Street 7 feet 8 inches; thence northerly and parallel with the westerly line of Lexington Avenue 11 feet 11 1/2 inches; thence easterly and parallel with the northerly line of 42nd Street 5 feet 6 inches; thence southerly and parallel with the westerly line of Lexington Avenue 18 feet 9 1/2 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (d) on Plot Plan No. 1 above referred to, and hereto attached.

     (d-1) Also, all that portion of the parcel of land above described, lying below an inclined plane drawn at elevation 42.54 feet along the southerly side and elevation 47.52 feet along the northerly side and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 260 feet 2 inches north of the northerly line of 42nd Street and distant 99 feet 4 3/4 inches west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 7 feet 8 inches; thence northerly and parallel with the westerly line of Lexington Avenue 5 feet 6 1/2 inches; thence easterly and

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          parallel with the northerly line of 42nd Street 7 feet 8 inches; then southerly and parallel with the westerly line of Lexington Avenue 5 feet 6 1/2 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (d-1) on Plot Plan No. 1 above referred to, and hereto attached.

     (d-2) Also, all that portion of the parcel of land above described, lying below an horizontal plane drawn at elevation 47.52 feet and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 265 feet 8 1/2 inches north of the northerly line of 42nd Street and distant 99 feet 4 3/4 inches west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 7 feet 8 inches; thence northerly and parallel with the westerly line of Lexington Avenue 6 feet 5 inches; thence easterly and parallel with the northerly line of 42nd Street 7 feet 8 inches; thence southerly and parallel with the westerly line of Lexington Avenue 6 feet 5 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (d-2) on Plot Plan No. 1 above referred to, and hereto attached.

     (e) Also, all that portion of the parcel of land above described, lying between a lower horizontal plane drawn at elevation 67.83 feet and an upper horizontal plane drawn at elevation 79.67 feet, and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 253 feet 4 inches north of the northerly line of 42nd Street and distant

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          211 feet 7 inches west of the westerly line of Lexington Avenue;
          thence westerly and parallel with the northerly line of 42nd Street 47 feet 2 1/2 inches; thence northerly and parallel with the westerly line of Lexington Avenue 11 feet 6 inches; thence easterly and parallel with the northerly line of 42nd Street 21 feet 1 1/2 inches; thence northerly and parallel with the westerly line of Lexington Avenue 2 feet 3 inches; thence easterly and parallel with the northerly line of 42nd Street 26 feet 1 inch; thence southerly and parallel with the westerly line of Lexington Avenue 13 feet 9 inches to the point or place of beginning. Said excepted portion of said parcel of land is shown as (e) on plot plan hereto attached, dated December 10, 1957, entitled "Plot Plan No. 2 Showing Limits and Planes", and identified by the signature of F. H. Simpson, Chief Engineer of The New York Central Railroad Company.

     There is, however, demised to the Lessee the right to maintain and renew the distributing girders and existing pipes and ducts located in said excepted space.

     (f) Also, all that portion of the parcel of land above described, lying between a lower horizontal plane drawn at elevation 77.75 feet and an upper horizontal plane drawn at elevation 124 feet, and intersecting the easterly, westerly, northerly and southerly bounds of all that portion of the parcel of land above described, bounded and described as follows:

               Beginning at a point distant 253 feet 4 inches north of the northerly line of 42nd Street and distant 70 feet 1 1/4 inches west of the westerly line of Lexington Avenue; thence westerly and parallel with the northerly line of 42nd Street 23 feet 7 inches; thence northerly and parallel with the westerly line of Lexington Avenue 21 feet 6 1/2 inches; thence easterly and parallel

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          with the northerly line of 42nd Street 23 feet 7 inches; thence southerly and parallel with the westerly line of Lexington Avenue 21 feet 6 1/2 inches to the point or place of beginning.

               Said excepted portion of said parcel of land is shown as (f) on Plot Plan No. 2 above referred to, and hereto attached.

     The elevations and dimensions of the excepted spaces may vary somewhat in the Building as actually constructed, from the elevations and dimensions above set forth in subdivisions (a) to (f) both inclusive hereof, and it is understood and agreed that said elevations and dimensions shall be subject to such slight variations therein as may exist in connection with the Building as constructed, and that any existing steel or other structural work projecting into said excepted spaces shall remain, together with any necessary alterations thereof or substitutions therefor which may be approved by the Lessor.

     Reserving, also, for the exclusive use of the Lessor, its successors and assigns, and the occupants of the excepted spaces, one elevator shaft having an area of approximately 150 square feet at the approximate location shown on Plot Plan No. 1 above referred to and hereto attached, extending from the Express Level of the Grand Central Terminal to elevation 59.50 feet, with the right to the Lessor, its successors and assigns, to attach the supports for the machinery and guides of said elevator to the building steel and to operate the elevator located in said shaft.

     Reserving also to the Lessor, its successors and assigns, and the occupants of the excepted spaces, the exclusive use of one air intake duct or shaft having an approximate area of 150 square feet, and extending from the Suburban Level of the Grand Central Terminal to the elevation 101.33 feet, the elevation of the ceiling of the third floor of the Building, also one ventilating shaft having an area of 60 square feet and five ventilating shafts, each having an area of 15

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square feet, extending from the Suburban Level of the Grand Central Terminal to the roof of the Building, and two ventilating shafts each having an area of 12 square feet, extending from said Suburban Level to the roof of the Courts, all at the approximate locations shown on Plot Plan No. 2 above referred to and hereto attached, together with the right to the Lessor, its sucessors and assigns, to construct and maintain penthouses and motors and fans upon the roof of said Building at the locations of said respective ventilating shafts, and to operate said motors and fans.

     The Lessor, its successors and assigns, and the occupants of the excepted spaces, shall have the right to maintain as now constructed the twelve openings with ventilating louvres, extending up to elevation 124 feet, in the southerly wall of the Building on the southerly side of parcels (c) and (f) above, and also the right to construct and maintain one opening with ventilating louvres in the southerly wall of the Building on the southerly side of parcel (c-1) above, at about elevation 52.89 feet and distant to center approximately 109.8 feet west of the westerly line of Lexington Avenue.

     The Lessor, its successors and assigns, and the occupants of the excepted spaces, shall also have the right to attach ducts, pipes, conduits, overhead contact rails, mail conveyors and other facilities and their supports to the under side of the building girders, floor beams and hung ceilings over said excepted portions of said parcel of land, and to repair, renew and maintain said ducts, pipes, conduits, overhead contact rails, mail conveyors and other facilities and their supports.

     Subject, however, to such variations as may appear upon survey by City Surveyor, and to the covenants against nuisances, if any, of record affecting said premises, and to the Zoning and Building ordinances and regulations of the City of New York, and to existing subtenancies granted by the Lessee.

     Subject also, however, to the right of the Lessor, its successors and assigns, to maintain, repair and renew the columns

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supporting the viaduct and railroad structures adjoining the parcel of land above described on the west, at the locations shown on Plot Plan hereto attached, dated December 10, 1957, entitled "Plot Plan No. 3, Showing Viaduct Column Locations," and identified by the signature of F. H. Simpson, Chief Engineer of The New York Central Railroad Company, and also any other columns that may at any time be constructed in renewal or substitution, of said columns for the purpose of supporting said viaduct or the overhead roadway, at any time constructed in or over said westerly adjoining premises.

     There is also demised to the Lessee during the term of this lease and any renewal or renewals thereof, if any there be, an easement for the support of the Building (or any building or buildings erected in the place thereof by the Lessee pursuant to the provisions of this lease), upon the columns and foundations thereof which have been constructed within the excepted spaces referred to above, and the Lessor does hereby covenant and agree for itself, and its successors and assigns, at all times during the term of this lease and any renewal or renewals thereof, if any there be, to maintain said columns and the foundations thereof within the excepted spaces (including any columns erected in substitution for or renewal of any of said columns) of unimpaired strength and in good repair.

     There is also demised to the Lessee during the term of this lease and any renewal or renewals thereof, if any there be, an easement of light and air over the premises adjoining on the north created by deed made by The New York Central Railroad Company to United States of America, dated December 28th, 1932, as modified by agreement between The New York Central Railroad Company, United States of America and Eastern Offices, Inc., dated June 9th, 1936, and the right reserved by said deed to support the northerly three-story portion of the Building upon the building steel and foundations of the building upon the premises adjoining on the north the parcel of land on which the (Graybar) Building now stands.

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     Subject, however, to the height restriction affecting the northerly 40 feet of the parcel of land above described contained in said deed made by The New
York Central Railroad Company to United States of America, dated December 28th, 1932, and the agreement permitting encroachments contained in said deed as modified by agreement between The New York Central Railroad Company, United States of America and Eastern Offices, Inc., dated March 17th, 1938.

     There is demised to the Lessee during the term of this lease and any renewal or renewals thereof an easement to install, maintain and renew such mains, pipes, supports, connections, meters and other facilities as may be reasonably appropriate in order for the Lessee, or anyone claiming under or through the Lessee, to obtain from the public utility company furnishing such services in the Borough of Manhattan, City of New York, all steam for any use in the Building and for the discharge of any condensate resulting therefrom, such steam line to be installed at the cost and expense of the Lessee from a point of connection in the steam meter room located in the subsurface of the driveway south of the demised premises, where the existing 20 inch diameter steam line of Consolidated Edison Company of New York, Inc. enters from Lexington Avenue, located approximately 18 feet south of the southeast corner of the Building and approximately at elevation 25 feet, and extending northerly from the above described point of connection to the southeast corner of the Building and rising thence in the existing masonry shaft within the southeast corner of the Building through the excepted space to elevation 78.50 feet, and thence northerly through the excepted space a distance of 5 feet, thence westerly a distance of 5 feet, thence southerly through the exterior wall of the Building and turning westerly on said exterior wall for a distance of 188 feet, and thence turning northerly through the exterior wall of the Building at elevation of 77.50 feet, thence northerly

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                                       17

through the demised premises 22 feet to the southerly wall of the excepted space, and thence 40 feet to the demised premises. The condensate drip-tank and pump or ejector at the meter equipment may be installed in the steam meter room. The condensate line shall adjoin the steam line from the steam meter to the aforementioned point at elevation approximately 78.50 feet and thence extend northerly across the excepted space for a distance approximately 62 feet. Such steam line and auxiliary equipment shall be installed in accordance with plans and specifications which shall be submitted to the Chief Engineer of the Lessor for approval, which approval the Lessor shall not unreasonably withhold or delay.

     As to the parcels of land excepted under sub-divisions (c) and (c-1) above, a stairway to the Subway station, and a passageway (having a floor elevation of 43.20 feet to 46.31 feet and a ceiling elevation of 77.75 feet) extending from Lexington Avenue to the Grand Central Terminal building, have been constructed in a portion thereof at the locations shown on Plot Plan No. 1 hereto attached, and there is hereby demised to the Lessee the right for itself, its officers, agents and tenants to use for the purpose of passage on foot between Lexington Avenue, the Building, the stairway to the Subway station, and the Grand Central Terminal building, during the continuance of this lease and any renewals thereof, if any there be, the said passageway constructed as aforesaid within a portion of the space excepted under said sub-divisions (c) and (c-l); said right of use shall, however, be subject to the use of said passageway by the Lessor, The New York Central Railroad Company, The New York and Harlem Railroad Company and The New York, New Haven and Hartford Railroad Company (hereinafter called the Railroad Companies), their and each of their officers, agents, passengers, successors and assigns, and by such other parties as shall be permitted or granted the right by the Lessor or the Railroad Companies or any of them, to make use of the same; and said right of use shall also be subject to such reasonable rules and regulations as may from time to time be established by the Terminal Manager of the Grand Central Terminal in respect of the use of said passageway by the Lessee, its officers, agents and tenants, with the view of avoiding congestion therein and in the Grand Central Terminal building.

     In order to provide for the proper care and maintenance of said passageway, the Lessor shall arrange for the maintenance, lighting, cleaning and policing of said passageway by means of the Grand Central Terminal forces and facilities, and the Lessee shall pay to The New York Central Railroad Company promptly upon rendition of bills therefor, one-half of the expense of such maintaining, lighting, cleaning and policing, provided that any change made in the decorations, structure or finish of said passageway, except as to the south side of said passageway, shall be made only in accordance with plans approved by the Lessor, the Lessee and the Railroad Companies; and the Lessee shall not be charged for any part of the cost of maintaining, lighting or cleaning any store, shop, theatre, locker, booth or advertising display which the Lessor or the Railroad Companies may install in said passageway as provided in the next paragraph.

     Said passageway shall be used, however, only for station purposes in connection with the Grand Central Terminal building and for the purpose of entrance and exit to and from Lexington Avenue, the Building, the stairway to the Subway station, and the Grand Central Terminal building; provided, however, that the Lessor and the Railroad Companies shall have the right exclusively to use and permit others to use the south side of said passageway out to the northerly face of the columns (other than the portions thereof presently used for access to and from the Subway station and to and from the stairway leading to the lower station level and for the emergency fire stairway) for store, shop, theatre or other purposes with entrances opening on said passageway, and with the right to use said passageway for access to the premises used for such purposes and to premises southerly thereof, also the right to install, maintain and use parcel lockers, telephone booths and advertising displays along the southerly wall of said passageway and along the northerly wall west of the westerly entrance from said passageway to the Building, and the Lessor and the Railroad Companies shall have the right to make such alterations or changes as they may desire, but at their sole cost and expense, in the south side of said passageway and the south wall of the Building for the purposes aforesaid; and provided, further, that the Lessee shall have the right to construct, maintain and use under and subject to the provisions of this lease, but at its sole cost and expense, doorways and display windows in the northerly wall of said passageway, east of the entrances from said passageway to the Building, for use in connection with stores or other purposes in the Building, and with the right to use said passageway for access to the portions of the Building used for such stores or other purposes.

     The Lessor shall have the right to modify or alter said passageway structurally so as to provide for access therefrom to train platforms constructed or which may be constructed within the excepted spaces, and in connection therewith to take and use or permit to be used such portion of the demised premises (other than the portions of the demised premises used for elevator purposes and the two entrances from said passageway to the lobby of the Building) as shall be reasonably necessary for such purpose, provided that the Lessor shall, at its sole cost and expense, make such changes in the Building, in accordance with plans approved by the Lessor, as shall be suitable for such purpose, and the Lessor shall not give any such approval without the prior written approval of the Lessee, and provided further, that the Lessor shall pay to the Lessee the then rental value of the portion of the demised premises so taken and used, or permitted to be used, for such purpose (including an appropriate allowance in respect of the Lessee's renewal privileges hereunder), and the portion of the demised premises so taken and used shall thenceforth be deemed excepted from this lease, and in case the Lessor and the Lessee shall be unable to agree upon such rental value, then such value shall be determined by three arbitrators appointed as provided in Paragraph Fourteenth hereof, and the award of said arbitrators or of a majority of them shall be binding and conclusive upon the parties hereto. The expense of any such arbitration shall be borne as provided in said Paragraph.

     The Lessee agrees that, so long as space in the Building shall continue to be used by the Post Office Department, at the approximate location of the space presently so used, the Lessee shall operate and maintain one elevator extending into the excepted space from said Post Office space at the location shown on Plot Plan No. 2 hereto attached.

     In respect of the parcel of land about 45 feet in width adjoining on the south the parcel of land above described, it is understood that title thereto is vested in The New York Central Railroad Company, which is using the surface and sub-surface of said parcel for railroad and terminal purposes, and that said Railroad Company may construct or permit the construction of such structures therein and thereover as may at any time be deemed by it advisable, extending all or a portion of the distance from Lexington Avenue to former Depew Place, but the Railroad Company shall not construct, or permit to be constructed, any structures therein or thereover above elevation 80 feet, which is below the windows in the second floor of the Building (the intent of this proviso being to protect the light and air to the Building above said elevation), and it is further understood that the Lessee shall have the right to maintain the existing standpipes and the existing emergency stairway extending from the third floor of the Building at a point about 100 feet 5 1/2 inches westerly from the southeasterly corner of said Building to said parcel of land adjoining on the south, and which standpipes and stairway shall not, as a result of any such construction or other action of said Railroad Company, or anyone claiming by, through or under said Railroad Company, become or be declared in violation of any applicable ordinances and/or other legal requirements. If as the result of any such construction or other action of said Railroad Company, or anyone claiming by, through or under said Railroad Company, the applicable municipal or other ordinances or legal requirements shall require alterations or replacements to said standpipes, stairway, or the Building or its facilities, the Lessor will cause such alterations or replacements to be made in a manner which complies with all such municipal and/or other ordinances and legal requirements and in accordance with plans and specifications submitted to and approved by the Lessee and without cost or expense to the Lessee. The provisions of this paragraph shall pertain to the standpipe connection in the westerly wall of the Building as well as the standpipe connections in the southerly wall of the Building.

     In respect of the parcel of land adjoining on the west the parcel of land above described, constituting a portion of the bed of former Depew Place, now discontinued and closed, it is understood that title thereto is vested in The New York Central Railroad Company, which is using the surface and sub-surface of said parcel for railroad and terminal purposes, and that said Railroad Company may use or permit the use by others of the surface of said parcel of land for the purposes of passage, and may impose such restrictions as it may from time to time deem advisable upon the use for the purpose of passage on the surface of said parcel by the Lessee, use of the surface of which parcel for the purposes of passage on foot and with vehicles, subject to the provisions of this paragraph, is hereby demised to the Lessee, subject also to use of said parcel for the overhead roadway or driveway constructed in and over a portion or portions thereof and to easement of passage for the public on foot and with vehicles over the surface of said roadway or driveway, granted by The New York Central Railroad Company to The City of New York by indenture dated April l1th, 1924, but said Railroad Company shall not construct, or permit to be constructed, any structures therein or thereover above the elevation of the highest member of said overhead roadway or driveway so constructed (the intent of this proviso being to protect the light and air to the Building above said elevation).

     For the term of eighteen years, five months and two days to commence on December 30, 1957, and to end May 31, 1976; at the annual rental or sum of Three Hundred Ninety Thousand Dollars ($390,000.00) lawful money of the United States, payable in equal monthly installments of Thirty-two Thousand Five Hundred Dollars ($32,500.00) in advance on the first day of January, 1958, and on the first day of each and every month in each and every year thereafter during the term of this lease, and at the additional rentals hereinafter set forth, except that the Ground Rental for the period from the date of commencement of the term to and including December 31, 1957, has been paid by the Lessee prior to the execution and delivery of this lease. The $390,000 annual rental provided for in this paragraph is herein referred to as the Ground Rental.

     Subject, however, to the exclusive right of the Lessor and of the Railroad Companies and each of them, their and each of their successors and assigns, grantees and licensees, to occupy and use (but not to the impairment of the easement of support of the Building and subject to the use by the Lessee as above provided of the passageway constructed in a portion of the space excepted under subdivisions (c) and (c-1) above) all those portions of the parcel of land above described excepted from this lease under subdivisions (a) to (f), both inclusive above, for the construction and maintenance of railroad, station and terminal structures and improvements, and of such other structures, equipments and improvements as the Lessor and the Railroad Companies, their or any of their successors or assigns, may from time to time, or at any time or times hereafter deem advisable to construct or maintain therein, and for the operation therein and thereunder of the respective railroads operated by the Railroad Companies, their and each of their successors and assigns, and of such other companies as shall lawfully secure the right to use or operate the respective railroads operated by the Railroad Companies, or any of them, and for such other uses and purposes (exclusive of such other uses and purposes as will injuriously affect the use and enjoyment of the demised premises by the Lessee) as the Lessor and the Railroad Companies, or any of them, their or any of their successors and assigns, may from time to time or at any time or times hereafter deem advisable to occupy or use said excepted portions or to permit or to grant the right to others to occupy or use said excepted portions.

     And it is also hereby covenanted and agreed between the parties hereto as follows, each party covenanting for itself, its successors and assigns:

     FIRST: That the Lessee shall well and punctually pay to the Lessor at the Grand Central Terminal, Borough of Manhattan, City of New York, the Ground Rental above provided on the days the same is payable, without diminution, deduction or delay, and shall also as additional rental hereunder pay to the Lessor from time to time as such water rents and sewer rents shall become payable, all sums that may during the term of this lease be assessed, imposed or charged upon the demised premises, or any part thereof, for Croton or other water rents and sewer rents, whether by meter or otherwise, exclusive, however, of the sums, if any, imposed thereon for water or sewer used by the Lessor or the Railroad Companies in the excepted space.

     That the Lessee shall also as an additional rental hereunder during each and every year of the term of this lease, pay to the Lessor within thirty days after the taxes in any such year shall be payable (in case the taxes shall be payable in installments, each installment shall be deemed payable hereunder on the day that such installment becomes a lien upon the parcel of land above described), a sum of lawful money of the United States equal to eighty (80%) per centum of the amount of the taxes, ordinary and extraordinary, for such year that may be taxed, charged, imposed or assessed upon the parcel of land above described (including the portions thereof excepted as aforesaid), or upon the Lessor or the Railroad Companies, or any of them, their or any of their successors and assigns, on account of the value of said parcel of land as if wholly unimproved; and also such additional sum of lawful money of the United States as will equal the entire taxes, ordinary and extraordinary, for such year, taxed, charged, imposed or assessed upon the parcel of land above described (including the portions thereof excepted as aforesaid) on account of the value of the improvements constructed thereon (exclusive of the value of the railroad structures, as hereinafter defined, within the spaces excepted under sub-divisions (a) to (f), both inclusive above), the value of the improvements being ascertained by deducting from the assessed value of the land with the improvements thereon, the assessed value of the land, if wholly unimproved. In case in any year the assessment for taxes upon the parcel of land above described on account of the value of the improvements constructed thereon shall include without separation, the value of the railroad structures constructed in the portion of the parcel of land above described excepted from this lease under subdivisions (a) to (f), both inclusive above, then in arriving at the amount of the taxes on account of improvements payable by the Lessee hereunder in any such year, a proper deduction shall be made from the amount of taxes assessed upon the parcel of land above described on account of the value of the improvements constructed thereon, based upon the ratio that the cost of the railroad structures constructed in the portion of the parcel of land described in sub-divisions (a) to (f), both inclusive above, bears to the cost of all the structures constructed upon said parcel of land; in arriving at such deduction, however, the foundations, columns, bracings and portions of the building constructed below the planes shown on the Plot Plans above referred to and hereto attached, and the finish of one-half of the passageway included in the space excepted under sub-divisions (c) and (c-1) above, other than the finish of the south side of said passageway, shall be considered as building structures and not as railroad structures. In such event the Lessor shall furnish the Lessee with a statement as to the cost of the railroad structures and will otherwise cooperate with the Lessee and the arbitrators in determining the relative costs of the railroad and building structures.

     With respect to the taxes for the year 1957-1958 there shall be payable by the Lessee the taxes (upon the basis above provided) for the portion of the year subsequent to January 1, 1958, and with respect to the taxes for the last year of the term of this lease, or in case of renewal, of the last year of such renewal term, there shall be payable by the Lessee hereunder the proportionate part of such last year's taxes only to December 31st. The tax year under this paragraph shall be deemed to commence on July first.

     In case, however, at any time or times daring the term of this lease, or any renewal or renewals thereof, if any there be, the taxes upon the parcel of land above described considered as unimproved, shall by reason of the use of a portion thereof for railroad purposes, be assessed at a different rate, in a different manner or upon a different basis of assessment than real estate generally in the City of New York, and in case by reason thereof the taxes so assessed shall be greater or less than if assessed at the same rate, in the same manner and upon the same basis of assessment as real estate generally in said City, then there shall be added to or deducted from said taxes, as the case may be, in arriving at the portion of said taxes payable by the Lessee hereunder, such sum as shall be equal to the decrease or increase in such taxes due to such different rate, different manner or different basis of assessment.

     In case also, at any time or times during the term of this lease, or any renewal or renewals thereof, if any there be, the law with respect to the method of assessing taxes shall be changed so as to exclude from the assessment the value or some portion of the value of the improvements erected upon lands, and by reason of such change in the method of assessment the amount of the taxes assessed upon said parcel of land above described, exclusive of improvements, shall be increased, then an adjustment shall be had between the parties hereto as to the amount of the taxes payable by the parties hereto hereunder respectively subsequent to such time, to the end that the relative proportion of the entire taxes upon said parcel of land (both land and improvements) payable by the parties hereto hereunder prior to such time may be preserved.

     No portion of the taxes upon the franchises, business or income of the Lessor or of the occupants of the excepted spaces, or their respective successors and assigns, shall be payable by the Lessee hereunder, and no portion of the taxes upon the franchises, business or income of the Lessee, its successors or assigns, shall be payable by the Lessor hereunder.

     In case any disagreement shall arise between the parties hereto as to the amount of the taxes payable by the Lessee hereunder, the matter so in disagreement shall be submitted for determination to three arbitrators appointed as provided in Paragraph Fourteenth hereof, whose decision, or that of a majority of them, shall be binding and conclusive upon the parties hereto. The expense of any such arbitration shall be borne as provided in said Paragraph. In case of any disagreement as aforesaid, the Lessee shall pay to the Lessor at the time above provided for the payment of such taxes, on account of the taxes so in disagreement, a sum of money equal to the proportion of the taxes of the preceding year payable by the Lessee hereunder, and the Lessor shall pay to the proper Municipal authorities the full amount of the taxes for the year so in dispute. Upon the determination by the arbitrators appointed as above provided, of the amount of the taxes to be paid by the Lessee for such year, then the Lessor shall at once pay to the Lessee, or the Lessee shall at once pay to the Lessor, as the case may be, a sum equal to the amount that the sum so paid by the Lessee on account of said taxes as aforesaid, shall be found to be in excess of or less than the true amount thereof to be paid by the Lessee as determined by said arbitrators, together with interest thereon at the rate of six (6%) per centum per annum.

     That the Lessee shall also as an additional rental hereunder, pay to the Lessor within thirty days after any such charges or assessments shall be payable, a sum of lawful money of the United States equal to eighty (80%) per centum of the total amount of any and all other charges and assessments for local improvements or otherwise, that may during the term of this lease be taxed, charged, imposed or assessed upon the parcel of land above described, including the portions thereof excepted as aforesaid. In case, however, any such assessment shall or may be payable in installments, nothing herein contained shall impose any obligation upon the Lessee to pay any installment of any such assessment that shall or may be payable in installments as aforesaid, falling due subsequent to the expiration of the term of this lease, or last renewal term of this lease, if there be such renewal.

     That the Lessee shall, however, have the right to contest in good faith, by legal proceedings, conducted promptly and at its own expense in the name of the Lessee or Lessor, any water rents, sewer rents, taxes, charges or assessments imposed upon the parcel of land above described, and in case any such water rents, sewer rents, taxes, charges or assessments shall as a result of any such legal proceedings be reduced, cancelled, set aside or otherwise discharged, the Lessee shall be entitled to receive its proportion of such water rents, sewer rents, taxes, charges or assessments, with interest, if any thereon recovered, which has theretofore been paid to the Lessor as herein provided. In case, however, such legal proceedings shall be conducted by request of the Lessee in the name of the Lessor, the Lessee shall indemnify and save harmless the Lessor from any and all costs, charges or expenses in connection therewith.

     That in case the Lessee shall pay to the Lessor the additional rental payable hereunder in respect of taxes or assessments before the Lessor shall have paid such taxes or assessments, the Lessor agrees to receive and hold in a fiduciary capacity the additional rental so paid by the Lessee in respect of taxes or assessments and to apply the amount so received to the payment of such taxes or assessments.

     That in case the Lessor shall fail to pay any of the taxes or assessments imposed upon the parcel of land above described within thirty days after receipt from the Lessee of the amount of such taxes or assessments payable by the Lessee hereunder, the Lessee shall have the right to pay any such taxes or assessments so unpaid, and set off the amount so paid with interest thereon at the rate of six (6%) per centum per annum PRO TANTO against the rental payments falling due hereunder subsequent to such time.

     Notwithstanding the foregoing provisions of this Paragraph First the Lessee shall not be obligated to make any payment in respect of any tax or similar charges pursuant hereto until the rendition by the Lessor to the Lessee of a bill therefor, showing the aggregate amount of such tax or other charge and the portion thereof payable by the Lessee pursuant hereto.

     SECOND: That the word "Building" as used in this Paragraph and elsewhere in this lease, is intended to include

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                                       29

the building constructed upon the parcel of land above described and any and all changes and alterations made in said building, and any building at any time constructed in the place thereof pursuant to the provisions of this lease.

     The words "demised premises" as used in this Paragraph and elsewhere in this lease, are intended to include the parcel of land above described and the improvements constructed and at any time constructed thereon (excepting the portions thereof excepted from this lease as hereinabove provided).

     The term "railroad structures", as used in this Paragraph and elsewhere in this lease, is intended to include any new or existing construction or improvements on the south side of the above-mentioned passageway, any new construction within the portion of the demised premises which may be taken and used, and excepted from this lease, as hereinabove provided, for the purpose of providing access from said passageway to train platforms within the excepted space, and any other structures, improvements and equipment now or hereafter constructed, installed or maintained within the spaces exempted from this lease as hereinabove provided by any person or corporation, other than the Lessee, its successors, assigns or subtenants, for railroad, terminal, station or other uses or purposes.

     That the Lessee shall during the term of this lease, at its own cost and expense, operate the demised premises and the elevators and other facilities therein, and maintain and keep in good condition and repair the Building and all parts thereof, both inside and outside (except the railroad structures and the columns, bracings and foundations of the Building within the spaces excepted from this lease which are to be maintained by the Lessor at its own cost and expense) and the fixtures and facilities in the Building or forming part thereof, including all water, drainage, electric lighting, heating, gas, elevator, power, sewer, plumbing and other fixtures and facilities therein, and shall also at its own cost and expense, comply with, conform to and obey all laws, ordinances, rules, orders and notices of the United States, of the State of New York, of the City of New York and of the various departments and bureaus of the United States and of said State and City, having or claiming any right or authority with respect to the Building, either inside or outside (excepting the portions thereof excepted from this lease as hereinabove provided) or the use thereof, or the surfacing of or removal of snow and ice from the sidewalks or driveways adjacent thereto or the curbs along the roadways. The Lessee shall also indemnify and save harmless the Lessor of and from any and all damages and costs and claims for same growing out of loss of life or damage or injury to person or property occasioned in the maintenance, repair, use and operation of the demised premises and the fixtures and facilities therein contained, or occasioned by the failure of the Lessee properly to maintain the same in good condition and repair, or properly to maintain the surfacing of the sidewalks and the curbs in good condition and repair, or properly to remove the snow and ice from said sidewalks and driveways; and if the Lessee at any time or times during the continuance of this lease shall fail or neglect, after thirty days' notice in writing from the Lessor, to take such action as may be necessary to place said demised premises, fixtures and facilities in good condition and repair, or to comply with the requirements of the United States or of the State or Municipal authorities as aforesaid, or to secure the cancellation of the notices of violation of said requirements or any liens filed in connection therewith, the Lessor shall have the right and is hereby authorized on reasonable notice to enter upon the demised premises and every part thereof and to make such repairs to said demised premises, fixtures and facilities or to perform such acts in order to conform to the requirements of the United States or of the State or Municipal authorities as aforesaid, as the case may be, as may be reasonably necessary, and the expense of any and all such repairs made by the Lessor as aforesaid, and of the compliance with the requirements of said authorities as aforesaid, and of the discharge of any liens filed as aforesaid, shall be considered as additional rental hereunder, and shall be added to the Ground Rental payment falling due next after the time of such expenditure, and shall be paid by the Lessee at the time of payment of said rental; the Lessee shall have the right, however, in good faith at its own expense, to contest the validity or legality of any requirement or lien of the United States or of the State or Municipal authorities as aforesaid, and pending such contest actively prosecuted by the Lessee, the non-compliance with such requirement or the continuance of such lien shall not be deemed a default under the provisions of this Paragraph, provided the Lessee shall have furnished to the Lessor indemnity satisfactory to the Lessor against any loss on the part of the Lessor by reason thereof.

     THIRD: That this lease and the leasehold estate hereby created and/or the interest under this lease of any person, firm or corporation constituting the Lessee hereunder, may be assigned from time to time to any one or more persons, firms or corporations; provided, however, that at the time of any such assignment there exists no uncured default on the Lessee's part to be performed under this lease and with respect to which default a notice has been served by the Lessor upon the Lessee in accordance with the provisions of this lease relating thereto; and provided further, however, that any assignment of this lease and the leasehold estate hereby created shall be made only upon the condition, and any instrument of assignment shall expressly provide, that the assignee, or assignees, shall assume and agree to pay the Ground Rental and additional rental which shall have accrued and remain unpaid and which shall thereafter accrue under this lease and to comply with and perform all of the other covenants, conditions, limitations and agreements on the part of the Lessee to be complied with and performed under this lease, with the same force and effect as if originally named as the Lessee in this lease. Upon the making of any such assignment upon the condition aforesaid, the respective assignor shall be released from all liability under this lease, except for Ground Rental and additional rental for water rents, sewer rents, taxes, and insurance premiums, if any, which shall have accrued prior to the date of the delivery of such assignment (provided, however, that liability of such assignor for Ground Rental and additional rental as aforesaid accrued prior to the date of the making of such assignment shall not be deemed to include any liability for any retroactive adjustments made in the Ground Rental or additional rental as aforesaid subsequent to the date of the making of any such assignment), and the Lessor agrees to furnish to any assignor of this lease, upon the making of any assignment of this lease as herein permitted, an instrument or instruments duly acknowledged, certifying to the existence of no default under this lease, if there be no such default, and stating the date to which rent and additional rent have been paid, and in such event releasing the assignor from any liability theretofore or thereafter accruing hereunder, except as aforesaid. Any mortgage or deed of trust upon the leasehold estate hereby created shall by its terms be made expressly subject to all the Lessor's rights under the provisions, covenants, conditions, exceptions and reservations contained in this lease. Notwithstanding anything in this Paragraph contained to the contrary, the assignment of this lease and the leasehold estate hereby created (a) to a purchaser at a foreclosure sale in any action or proceeding to foreclose any mortgage or deed of trust becoming a lien upon the leasehold estate, or (b) to any person, firm or corporation in lieu of the foreclosure of any such mortgage or deed of trust, whether or not there is existing or continuing a default in the performance of any of the covenants, conditions, limitations or agreements upon the part of the Lessee to be performed hereunder, shall not be deemed to be in violation of this Paragraph; provided, however, that all of the other conditions and provisions of this Paragraph are complied with, including the assumption by such purchaser or such person, firm or corporation of all the obligations of the Lessee under this lease, and provided further, however, that such purchaser or such person, firm or corporation shall, as a condition to any such assignment, pay or cause to be paid to the Lessor all sums then due from the Lessee to the Lessor under this lease. In the event that the purchaser at any such foreclosure sale, or the person, firm or corporation acquiring said leasehold estate in lieu of the foreclosure of any such mortgage or deed of trust, shall be a designee or nominee of, or a corporation created by or for the benefit of, the holder of any such mortgage, or the Trustee under any such deed of trust or the holder or holders of bonds or other evidence of indebtedness issued and outstanding thereunder, the Lessor agrees that said holder of said mortgage or said Trustee under said deed of trust or the holder or holders of any of said bonds or other evidence of indebtedness, as the case may be, shall in no event be liable for any obligations undertaken or assumed by such purchaser or such person, firm or corporation, and the Lessor agrees to look solely to such purchaser or person, firm or corporation and not to the holder of said mortgage or to the Trustee under said deed of trust, or to the holder or holders of said bonds or other evidence of indebtedness, as the case may be, in respect of any liability of any description assumed or agreed to by any such purchaser or by any such person, firm or corporation.

     Nothing in this lease shall be construed, however, to prevent the devolution of this lease by operation of law upon, or the passage of this lease by operation of law to, any corporation into which the Lessee (or any assignee of this lease who shall have complied with the requirements for assumption of liability set forth in the preceding paragraph) shall be merged; provided always, however, that the corporation into which said Lessee or assignee shall be merged shall, either by operation of law or by an express instrument of assignment, assume all the covenants, conditions, limitations and agreements on the part of the Lessee to be complied with and performed under this lease, with the same force and effect as if originally named as the Lessee in this lease.

     Nothing in this lease shall be construed to prevent the Lessee from subletting all or portions of the demised premises for the uses and purposes herein permitted. The performance of any of the obligations of the Lessee hereunder by any subtenant shall be deemed to be the equivalent of the performance thereof by the Lessee.

     FOURTH: That the Lessee shall use the demised premises only for a high-grade office building, except that the ground floor and floor next above the ground floor may be used for banks, for trust companies, or for stores, and the Lessee shall not use or permit or allow the demised premises or any portion thereof to be used for any purpose other than as above provided without the consent of the Lessor first had and obtained.

     That the Lessee in connection with its use of the demised premises or the use of said premises by its tenants or subtenants shall not construct or allow or permit to be constructed any advertising signs upon the roof, walls or windows of the Building, or any lettering upon the windows, nor shall the Lessee permit the windows above the floor next above the ground floor, or the windows, if any, in the spaces adjoining the passageway of the Lessor, to be used for advertising or display purposes, without in each case the written consent of the Lessor first had and obtained, except that such bronze or brass plates may be placed on the walls, and such lettering on the windows of either the ground floor or the floor next above the ground

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                                       35

floor of the Building, as shall be in harmony with the general character of the respective adjoining properties and as shall not tend to lower the character or appearance of the Building or its surroundings.

     That the Lessee shall also, at its own cost and expense, comply with all the regulations, rules and requirements of the Board of Fire Underwriters in respect of the demised premises, and shall not knowingly permit any article to be brought upon or any act to be done upon or about the demised premises that will cause any policy of insurance thereon to be cancelled, or increase the rates of such insurance beyond that usually charged for tenanted buildings of a similar character and construction used for the purposes herein authorized.

     FIFTH: That the Lessee shall not suffer, allow or permit the loading of any of the floors of the Building, or any portion or portions thereof, beyond the weights permitted by the building ordinances of the City of New York as changed from time to time during the term of this lease by lawful orders of the Municipal authorities having jurisdiction in the premises.

     SIXTH: That the Lessee shall make no structural alterations or structural changes in the interior of the Building, and no alterations or changes in the exterior of the Building or in the bearing walls, supports, beams or foundations, or that will increase the load carried by said walls, supports, beams or foundations, without the written consent of the Lessor first had and obtained, and plans and specifications showing such proposed alterations and changes shall be submitted to the Lessor for approval upon the application for such consent, and all alterations or changes, made with the written consent of the Lessor as aforesaid, shall be made at the sole cost and expense of the Lessee under the supervision of an architect or engineer appointed by the Lessee and approved by the Lessor for such purpose, and, if the same is required by law, shall also be made in accordance with plans and specifications first submitted to and approved by the Building Department of the City of New York and the other Municipal authorities having charge of such changes and alterations and in accordance with such rules and regulations as said Municipal authorities may from time to time make in regard thereto. The Lessee shall also make no change in the mechanical, lighting and sanitary equipment in the Building that will make such equipment unsafe, unsanitary or unfit for the purpose for which it was installed. Alterations or changes in the interior partitions of office and store space in the premises or the removal therefrom by the Lessee or any subtenant of furniture, trade fixtures or business equipment shall not be deemed to be structural alterations and changes for purposes of this Paragraph.

     The Lessee shall have the right, however, at its own cost and expense, upon obtaining approval of the public authorities having jurisdiction, to install in the demised premises (1) a power plant for generating electric current or steam, or both, to be used within the Building, and (2) an air conditioning system for service within the Building, at locations satisfactory to the Lessor and in accordance with plans and specifications approved by the Chief Engineer of the Lessor, provided that any such construction shall not exceed such bearing weights on the building columns as shall be approved by the Lessor, and provided further that before commencing any such construction the Lessee shall furnish a bond or other security acceptable to the Lessor, conditioned upon the performance of such construction in accordance with the plans and specifications approved by the Chief Engineer of the Lessor as aforesaid and the requirements of the Federal, State and Municipal authorities having jurisdiction in respect thereof, free from mechanics' liens and other liens of every kind, except, however, that the Lessee shall have the right to obtain the moneys to pay for said equipment and the installation thereof by either: (1) making a chattel mortgage or mortgages upon said power plant or air conditioning system, or both, to secure the repayment of such moneys with interest over a period not in excess of twenty years, or (2) purchasing the necessary equipment for said power plant or air conditioning system, or both, under a conditional sale contract or contracts, whereunder title shall be reserved to the seller or sellers until payment in full for such equipment is completed.

     During the existence and for the purpose of any such chattel mortgage or mortgages or any such conditional sale contract or contracts, the power plant or air conditioning system, subject to the lien of such chattel mortgage or mortgages or to the reserved title in the seller or sellers under such conditional sale contract or contracts, shall be deemed personal property (not the property of the Lessor herein), and said personal property may be removed from the demised premises upon either foreclosure of such chattel mortgage or mortgages or default under the terms of such conditional sale contract or contracts, provided that in either event the damage, if any, caused to the Building or any portion thereof, by such removal, shall be repaired by the Lessee, chattel mortgagee or conditional vendor, who shall, if the same becomes necessary or is required by reason of such removal, make installations or alterations for the proper functioning of the Building for office use, and prior to any such removal the Lessor shall have the right to require a bond or other security conditioned upon the removal of such property and restoration of the Building as aforesaid satisfactory to the Lessor and in accordance with lawful requirements and free from liens. Except as otherwise above expressly provided, the power plant and air conditioning system, when installed in the demised premises, shall become and be part of the Building facilities and shall be maintained by the Lessee under and subject to the provisions of this lease and shall be surrendered to the Lessor at the expiration or sooner termination of the term of this lease or renewal term of this lease, if there be renewal.

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                                       38

     The Lessee shall have the right at any time, and from time to time, to sell or dispose of any building equipment or personal property subject to this lease which may have become obsolete or unfitted for use, or which is no longer useful, necessary or profitable in the operation of the Building, provided that the Lessee shall then or theretofore, if the same be required for the proper functioning of the Building for use by its occupants, substitute for the same other building equipment or personal property, not necessarily of the same character, but of a value at least equal to the then value of the property so disposed of.

     SEVENTH: That the Lessee shall also as additional rental hereunder pay to the Lessor, on the first day of each and every lease year during the term of this lease, such annual sum of lawful money of the United States, as, at the rates chargeable by insurance companies approved by the Lessor in any such year for insurance against loss or damage to the Building by fire and by lightning, windstorm, hail, explosion, riot and civil commotion, aircraft and vehicles and smoke, will pay all premiums for such insurance in amounts sufficient to prevent the Lessee or the Lessor from becoming a co-insurer within the terms of the applicable policies, but in any event, in amounts not less than eighty (80%) per centum of the then full insurable value of the Building, the term "full insurable value" to mean the actual replacement cost (excluding foundation and excavation costs), less physical depreciation, and the Lessor shall, upon receipt of such sums, apply the same for policies of insurance in insurance companies approved by the Lessor as aforesaid. All such policies of insurance shall name the Lessor and the Lessee and also, if the Lessee so requires, any sublessee or subsublessee of all or substantially all of the demised premises, as the insureds as their respective interests may appear. Subject to the provisions hereinafter in this Paragraph set forth, such policies shall be payable, if the Lessee so requires, to the holder of any mortgage or

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                                       39

to the Trustee under any deed of trust becoming a lien upon the leasehold estate hereby created or upon the leasehold estate created by any such sublease or subsublease as the interest of such holder or such Trustee may appear, pursuant to a standard mortgagee clause. The loss, if any, under any policies provided for in this Paragraph shall be adjusted with the insurance companies (a) by the Lessee and any such sublessee or subsublessee or leasehold mortgagee in the case of any particular casualty resulting in damage or destruction not exceeding $250,000 in the aggregate, or (b) by the Lessor and the Lessee and any such sublessee or subsublessee or leasehold mortgagee in the case of any particular casualty resulting in damage or destruction exceeding $250,000 in the aggregate. The loss so adjusted shall be paid (i) to the Lessee in the case of any particular casualty resulting in a loss payment not exceeding $250,000 in the aggregate, or (ii) to the Insurance Trustee hereinafter identified and, subject to the provisions of this Paragraph hereinafter set forth relating to the application of the proceeds of insurance, to the holder of any mortgage or to the Trustee under any deed of trust becoming a lien upon the leasehold estate hereby created to whom loss may be payable, in the case of any particular casualty resulting in a loss payment exceeding $250,000 in the aggregate. All such policies of insurance shall provide that the loss, if any, thereunder shall be adjusted and paid as hereinabove provided. The Insurance Trustee to whom loss shall be payable as hereinabove set forth shall be such bank or trust company maintaining its principal office in the Borough of Manhattan, City and State of New York, as may be designated by the Lessor. The sum payable by the Lessee hereunder for insurance premiums may, if the Lessee so desires, be made in such amount as will pay for insurance premiums in companies approved as aforesaid for such number of years in excess of one year, as the Lessee may elect, and the amount so paid shall in that case be deemed a payment of the annual sum provided for in this Paragraph for the years covered by such insurance. The Lessee may, if it so elects, furnish policies of insurance covering the risks specified above with premiums paid, to the Lessor, with loss payable as aforesaid, in insurance companies approved by the Lessor and to the amounts above specified, in lieu of the payment for such insurance herein provided for.

     In the event that during the term of this lease the Building shall be damaged by fire, or by any of the other hazards specified above, then:

               A. In case such damage or destruction shall result in a loss payment not exceeding $250,000 in the aggregate under the policies of insurance referred to above, the Lessee shall, at its own cost and expense, proceed promptly and in a good and workmanlike manner to restore the damage so caused, and in case additional moneys shall be required to complete said repairs over and above the proceeds of insurance, then all such additional moneys shall be paid by the Lessee to the end that the Building shall be repaired or restored as nearly as possible to the condition the same was in immediately prior to such damage, free from liens of every kind. In case the proceeds of insurance recovered shall be in excess of the sums required to repair or restore the Building as aforesaid, the Lessee shall be entitled to such excess.

               B. In case such damage shall result in a loss payment exceeding $250,000, the Lessee shall, at its own cost and expense, proceed to repair, restore or replace the Building, or such part thereof as shall have been damaged or destroyed, and the proceeds of insurance, less the reasonable cost, if any, incurred in connection with the adjustment of the loss (hereinafter called the "insurance proceeds") in the hands of the Insurance Trustee, shall be applied by the Insurance Trustee to the payment of the cost of the aforesaid restoration,

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                                       41

          repairs or replacement, including the cost of temporary repairs or for the protection of the property pending the completion of permanent restoration, repairs or replacement (all such temporary repairs, protection of property, and permanent restoration, repairs and replacement are hereinafter collectively referred to as the "restoration") and may be withdrawn from time to time as such restoration progresses upon the written request of the Lessee, which shall be accompanied by the following:

                1. A certificate signed by an executive officer of the Lessee and signed also as to clause (c) by the architect or engineer in charge of the restoration (who shall be selected by the Lessee and shall be reasonably satisfactory to the Lessor), dated not more than thirty days prior to such request, setting forth the following:

                   (a) that the sum then requested to be withdrawn either has been-paid by the Lessee or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons (whose names and addresses shall be stated), who have rendered services or furnished materials for the restoration, and giving a brief description of such services and materials and the several amounts so paid or due to each of said persons in respect thereof and stating that no part of such expenditures has been or is being made the basis for the withdrawal of any insurance proceeds in any previous or then pending request, or has been paid out of the proceeds of insurance not required to be paid to the Insurance Trustee under this Paragraph;

                   (b) that except for the amount, if any, stated in said
                certificate pursuant to the foregoing (a) to be due for services or materials, there is no outstanding indebtedness known to the Lessee, after due inquiry, which is then due for labor, wages, materials, supplies or other services in connection with the restoration;

                   (c) that the cost, as estimated by such architect or
                engineer, of the restoration required to be done subsequent to the date of such certificate in order to complete the restoration, does not exceed the insurance proceeds remaining in the hands of the Insurance Trustee after withdrawal of the sum requested in such certificate.

                2. A title company or official search or other evidence
            satisfactory to the Insurance Trustee, showing that there have not been filed with respect to the demised premises any vendor's, contractor's, mechanic's, laborer's or materialman's statutory or similar lien which has not been discharged of record, except such as will be discharged upon payment of the sum requested in such certificate.

                3. An opinion of counsel stating that the instruments which have been or are therewith delivered to the Insurance Trustee conform to the requirements of the foregoing clauses 1 and 2 of this paragraph and that, upon the basis of such request, the insurance proceeds, the withdrawal of which is then requested, may be properly paid over under this Paragraph.

     Upon compliance with the foregoing provisions of this Paragraph, the Insurance Trustee shall, out of the insurance proceeds, pay to the persons named in said certificate pursuant to the foregoing paragraph l(a) of this Paragraph, the respective amounts stated in said certificate to be due to them, and shall pay to the Lessee the amounts stated in said certificate to have been paid by the Lessee. If the insurance proceeds shall be insufficient to pay the entire

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                                       43

cost of the restoration, the Lessee agrees to pay the deficiency. Upon the completion of the restoration and payment in full thereof, the whole balance of insurance proceeds, if any, then remaining in the hands of the Insurance Trustee may be withdrawn by the Lessee and shall be paid by the Insurance Trustee upon receipt of a certificate signed by an executive officer of the Lessee dated not more than ten days prior to such request, setting forth the following:

               (i)    that the restoration has been completed in full;

               (ii) that all amounts which the Lessee is or may be entitled to withdraw under paragraph B of this paragraph have been withdrawn thereunder; and

               (iii) that all amounts for whose payment the Lessee is or may become liable in respect of such restoration have been paid in full.

     C. In case such damage or destruction shall occur at any time during the last five years of the last renewal term of this lease and the estimated cost of restoration shall exceed $1,000,000, the Lessee shall have the right either to effect restoration in accordance with the foregoing provisions of this Paragraph Eighth or to terminate this lease. The Lessee shall make its election so to restore or terminate by giving notice of such election to the Lessor within 90 days after the date of such damage or destruction. If the Lessee shall elect to terminate this lease pursuant to this Subparagraph C, this lease shall cease and come to an end on a date to be specified by the Lessee in such notice of termination (which date shall be not less than 30 nor more than 60 days after the date of delivery of such notice). In case of any termination of this lease pursuant to this Subparagraph C the Lessee shall make all payments of Ground Rental and additional rent and other charges payable by the Lessee hereunder (which shall not, however, include any sum required for

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                                       44

the restoration of such destruction or damage) justly apportioned to the date of such termination and all proceeds of insurance under any policy or policies required by this Paragraph and received by reason of such destruction or damage shall be paid to and retained by the Lessor as its own property.

     In the event that a new lease is entered into pursuant to the provisions of Paragraph Tenth hereof at any time after the occurrence of any damage or destruction and before the restoration of the Building has been completed, the provisions of this Paragraph Seventh relating to the application of, and the right to withdraw, insurance proceeds shall inure to the benefit of any lessee of such new lease to the extent of insurance proceeds remaining in the hands of the Insurance Trustee at the time of the expiration of this lease.

     No reduction or diminution shall be made in the rentals and additional rentals herein provided for, on account of any loss or damage by fire or other casualty covered by insurance.

     EIGHTH: That the Lessor shall furnish or cause to be furnished to the Lessee during the term of this lease, such direct current, but not in excess of the safe capacity of the presently installed service facilities, as may be required by the Lessee for the operation of elevators, ventilating fans, pumps and heavy machinery in the demised premises, and the Lessee shall pay monthly to the Lessor during the term of this lease as an additional rental hereunder, such sum of lawful money of the United States as the Lessor may from time to time charge for furnishing such electric current, at reasonable rates and at rates in no event in excess of the prevailing rates charged for the time being for similar service in the Borough of Manhattan, City of New York, by the Consolidated Edison Company of New York, Inc., or such other reputable company as during the term of this lease shall then be engaged in the business of furnishing electric current for lighting and power to the public generally in the Borough of Manhattan, City of New York. The service herein provided for, however, covers only the furnishing of electric current from one service switchboard of the standard form of The New York Central Railroad Company, unless the Lessor shall otherwise elect, and does not include any of the following: any connection beyond such switchboard, or care of the installation in the demised premises, or supply of any electric lamps or trimming of arc lamps therein, or the maintenance of the installation in the demised premises and of the wires, lamps and other lighting and power fixtures and facilities therein, all the foregoing excepted items being assumed by the Lessee under Paragraph Second hereof. The Lessee shall, without charge therefor, furnish to the Lessor a suitable and sufficient room in the ground floor of the Building, free from all pipes and other service facilities, at a location to be designated by the Lessee reasonably appropriate for the purpose, properly lighted and ventilated and with access thereto at all reasonable times, for such service connections, meters and switching and transforming apparatus as may be reasonably required in furnishing the service herein provided for, and also necessary conduits for a direct run of cables from the point of entrance of the conduits into the Building to the room above mentioned. The meter to be provided by the Lessor shall only be such meter or meters as is required by the Lessor to measure the current furnished to the demised premises from one service switchboard as aforesaid; any and all meters desired by the Lessee to measure the current used by the Lessee's tenants shall be provided by the Lessee.

     Provided, however, that the Lessee shall discontinue the receiving of such direct current on or before December 31, 1959; and provided, further, that in the event that the Lessee shall arrange to obtain electric current, whether direct or alternating, from the Consolidated Edison Company

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                                       46

of New York, Inc., and shall require or deem it advisable to have connections with the service facilities of the Building in addition to those now maintained by said company, the Lessor shall permit said company to make such additional connections at such locations and under such regulations as may be approved by the Lessor, and the Lessor shall arrange for permission to be granted to the Consolidated Edison Company of New York, Inc., to install a conduit line with a connection extending from the nearest available point, as may be reasonably required by said company to make said additional connections with the service facilities of the Building at such locations and under such regulations as may be approved by the Lessor, it being understood that the Lessee shall pay such portion of the cost of installing such conduit line as shall not be assumed by the Consolidated Edison Company of New York, Inc.

     That the Lessor shall also furnish, or cause to be furnished, to the Lessee during the term of this lease, a supply of steam sufficient properly to heat the demised premises when and as reasonably required by the Lessee, and also a supply of steam for heating the water for the plumbing facilities in the demised premises requiring hot water, and the Lessee shall pay monthly to the Lessor during the term of this lease as an additional rental hereunder, such sum of lawful money of the United States as the Lessor may from time to time charge for furnishing such heating medium, at reasonable rates and at rates in no event in excess of the prevailing rates charged for the time being for like service by the New York Steam Corporation or such other reputable Company as during the term of this lease shall then be engaged in the business of furnishing steam for heating to the public generally in the Borough of Manhattan, City of New York. The service herein provided for, however, covers only the furnishing of such heating medium, and does not include any of the following: any reducing valve or valves or any connections beyond the meter or meters, or care of the pipes, valves, radiators,

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                                       47

coils and the other heating fixtures and facilities in the demised premises; the maintenance of the pipes, valves, radiators, coils and other heating fixtures and facilities therein being assumed by the Lessee under Paragraph Second hereof. The Lessee shall, without charge therefor, furnish to the Lessor a suitable and sufficient room in the ground floor of the Building, at a location to be designated by the Lessee reasonably appropriate for the purpose, properly lighted and ventilated and with access thereto at all reasonable times, for such service connections and meters as may be reasonably required in furnishing the service herein provided for, and shall also provide a direct run of pipes from the point of entrance of the pipes into the Building to the room above mentioned. The Lessor shall not be required to furnish more than one heating connection to the Building for each heating medium furnished. The meter or meters to be provided by the Lessor shall be only such as may be required by the Lessor to measure the heating medium furnished to the Building; any and all meters desired by the Lessee to measure the heating medium used by the Lessee's tenants shall be provided by the Lessee.

     The Lessee shall make, at its own expense, all necessary provision for the disposal of condensation from its heating system and devices requiring the use of steam in a manner approved by the Lessor, or the Lessee may return to the Lessor such condensation under such conditions as may from time to time be agreed upon between the Lessor and the Lessee.

     Provided, however, that the Lessee shall, on or before December 31, 1959, discontinue the receiving of steam required in the demised premises, and in such event the Lessee shall, at its sole cost and expense, arrange within such period to obtain steam from the public utility company furnishing such service in the Borough of Manhattan, City of New York, upon payment by the Lessee of the lawful charges therefor, or from some source other than as in this Paragraph provided, as the Lessee shall then determine, and the Lessor shall thereupon be no longer required to furnish or cause to be furnished any steam for the demised premises, but the Lessor shall in such case, upon request of the Lessee, permit the company proposing to furnish such service to the Lessee to make connections with the service facilities of the Building at such locations and under such regulations as may be approved by the Lessor, which approval the Lessor shall not unreasonably withhold.

     NINTH: That the Lessor, its officers, agents and servants, shall have the right at all reasonable hours and upon reasonable notice to enter upon the demised premises and every part thereof for the purpose of inspecting and examining the same, and shall also have the right, but at its own cost and expense and only to the extent that the same shall not injuriously affect the Building or the use and enjoyment of the demised premises, by the Lessee, to make such changes as may from time to time or at any time or times seem advisable to the Lessor, its successors and assigns, in the supporting structures of the Building below the planes referred to in sub-divisions (a) to
(f), both inclusive above, and in the location of said supporting structures to accommodate the changes desired by the Lessor below said planes, and during the work of making said changes the Lessor shall have the right and is hereby authorized to enter at reasonable hours and upon reasonable notice upon the demised premises above said planes and to place therein such temporary shoring and blocking as may be reasonably required in making said changes, and also to remove all live loads from the particular supports affected by said changes, causing as little inconvenience as possible to the occupants, repairing all injuries done to the demised premises in any such work, in accordance with the rules and regulations of the Municipal department of the City of New York having jurisdiction and reimbursing the Lessee for all actual loss to itself or its tenants (including loss of tenants) of the portions of the demised premises affected during the progress thereof by such work.

     TENTH: That in case during the term of this lease default be made in the payment of (i) the Ground Rental or any part thereof when due, or (ii) the additional rental on account of taxes when due as herein provided, and such default or defaults in the payment of Ground Rental or such additional rental shall continue for thirty (30) days after notice of such default specifying the same shall have been given by the Lessor to the Lessee, then the Lessor, its successors or assigns, shall have the right, and is hereby authorized, unless such default or defaults shall have been remedied, to enter upon and take possession of the demised premises or any part thereof by summary proceedings or otherwise, as to the Lessor shall seem advisable without being liable in damages therefor and take and have again the demised premises and every part thereof, free, clear and discharged of this lease, and of all the rights of the Lessee hereunder; or the Lessor may, at its option, take such other action or proceeding in the premises as to it shall seem advisable. Interest at the rate of six per centum (6%) per annum shall accrue upon any Ground Rental or additional rentals payable hereunder during the period that payment thereof by the Lessee may be delayed.

     That in case during the term of this lease the demised premises shall be abandoned by the Lessee, or default shall be made in the payment of (i) the Ground Rental or any part thereof when due, or (ii) the additional rental on account of taxes when due as herein provided, or (iii) any of the other additional rentals due as herein provided, and such default or defaults shall continue for sixty (60) days after notice of such default specifying the same shall have been given by the Lessor to the Lessee, or the Lessee shall fail after ninety (90) days' written notice from the Lessor to proceed with reasonable diligence to the performance or observance of any of the other covenants and agreements herein contained to be observed and performed by the Lessee, or in case the Lessee shall be declared bankrupt or insolvent according to law, or an application

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                                       50

for the reorganization of the Lessee under the Bankruptcy Act shall be filed by or against the Lessee and shall not be dismissed by the Court within ninety (90) days of such filing, or in case this lease shall be assigned, except as hereinbefore in Paragraph Third hereof expressly permitted, or shall by operation of law devolve upon or pass to any corporation, person or persons other than the Lessee, except as hereinbefore in Paragraph Third hereof expressly permitted, or in case the Lessee shall after ninety (90) days' written notice from the Lessor, use or continue to use the demised premises for any purposes other than as herein authorized, or in case the Lessee shall for the period of ninety (90) days after notice from the Lessor fail to secure the satisfaction or discharge of any mechanics' liens or any conditional sales or chattel mortgages on any materials, fixtures or articles used in the construction of or appurtenant to the Building (nothing herein, however, shall require the Lessee to secure the satisfaction or discharge of any conditional sales or chattel mortgages on any materials, fixtures or articles purchased or acquired in connection with the power plant or the air conditioning system as to which permission for financing in such manner is granted by the Lessor in Paragraph Sixth hereof), the Lessor may in any such event terminate and end this lease and the term hereof by giving to the Lessee notice in writing to the effect that this lease and the term hereof will terminate and end on a day to be named in said notice, which day shall be at least thirty (30) days subsequent to the day of the service of said notice, and in the event of the service of said notice, this lease and the term hereof shall terminate and end upon the day named therein. If upon the termination of this lease as aforesaid, the Lessee or such corporation, person or persons as shall then be in occupancy of the demised premises shall fail immediately to surrender possession of the demised premises to the Lessor, the Lessor may remove the Lessee, its successors, assigns, subtenants and

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                                       51

under tenants, if there be such, therefrom, by summary proceedings for a holding over and continuance in possession of the demised premises after the expiration of the term of this lease, or may otherwise remove the Lessee and such other parties, if any, therefrom, as to the Lessor may seem advisable.

     The Lessor agrees that simultaneously with the giving of any notice to the Lessee of the character referred to in the preceding paragraphs of this Paragraph Tenth it will give a duplicate copy thereof to the holder of any mortgage and to the Trustee of any deed of trust which may be a lien upon this lease and the leasehold estate hereby created, and the holder of any such mortgage or the Trustee under any such deed of trust shall have the right (but shall not be obligated so to do), within the time and in the manner in said preceding paragraphs of this Paragraph Tenth provided, to cure any default of the Lessee with the same effect as if such default had been cured by the Lessee.

     Before giving notice of termination of this lease on account of the Lessee having been declared bankrupt or insolvent according to law, or by reason of an application for reorganization of the Lessee under the Bankruptcy Act having been filed by or against the Lessee and not dismissed by the Court within ninety
(90) days, the Lessor will give the holder of any such mortgage and the Trustee under any such deed of trust notice of the fact that the Lessee has been declared bankrupt or insolvent according to law, or that such an application for reorganization has been filed by or against the Lessee and not dismissed by the Court, as the case may be, and notice of termination of this lease for such cause shall not be given unless the holder of such mortgage or the Trustee under such deed of trust or the holder or holders of bonds or other evidence of indebtedness issued and outstanding thereunder shall fail to deliver to the Lessor, within thirty (30) days after notice of such fact shall have been given, a proper instrument indemnifying the Lessor against rental loss during such period as the leasehold may be in the custody of the Court during the pendency of legal proceedings on account of such bankruptcy, insolvency or application for reorganization.

     In case of the termination of this lease as in this Paragraph Tenth provided whereby all rights of the Lessee hereunder shall be terminated and at an end, if at the time of such termination there be a mortgage or deed of trust upon the leasehold rights of the Lessee under this lease, the Lessor agrees upon request of the holder of said mortgage or of the Trustee under said deed of trust, made within sixty (60) days after such termination of this lease, to execute and deliver to the holder of said mortgage or to said Trustee, or, at the option of said holder or said Trustee, to a designee or nominee of, or a corporation created by or for the benefit of, the holder of said mortgage or the Trustee under said deed of trust or the holder or holders of bonds or other evidence of indebtedness issued and outstanding under said deed of trust, a new lease of the demised premises for a term and upon the terms and conditions hereinafter set forth, upon the assumption by the holder of said mortgage or said Trustee, or by such designee, nominee or corporation, as the case may be, of all the obligations of the Lessee under this lease, including any obligation of the Lessee with respect to which there shall have been a default existing or continuing hereunder at the time of such termination, and upon condition that the holder of said mortgage or said Trustee under said deed of trust or the holder or holders of said bonds or other evidence of indebtedness shall pay or cause to be paid to the Lessor all sums then due from the Lessee to the Lessor under this lease if the same had not been terminated as aforesaid. Said new lease shall be for the remainder of the term of this lease commencing on the date of such termination of this lease, at the rentals and additional rentals and upon the same covenants, conditions,

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                                       53

limitations and agreements as are herein contained, including the covenants in respect of renewal. If the lessee of said new lease shall be a designee or nominee of, or a corporation created by or for the benefit of, the holder of any such mortgage or the Trustee under any such deed of trust or the holder or holders of bonds or other evidence of indebtedness issued and outstanding thereunder, the Lessor agrees that the holder of said mortgage or said Trustee under said deed of trust or the holder or holders of any of said bonds or other evidence of indebtedness, as the case may be, shall in no event be liable for the obligations undertaken by the lessee under said new lease, and the Lessor agrees to look solely to said lessee under said new lease (who shall assume and agree to perform all of the covenants, conditions and agreements thereof on the part of the lessee therein to be performed) and not to the holder of said mortgage or to the Trustee under said deed of trust or to the holder or holders of said bonds or other evidence of indebtedness, as the case may be, in respect of any liability of any description assumed or agreed to by said lessee under said new lease.

     If the Lessee shall sublet the whole or substantially all of the demised premises, the provisions of the three preceding paragraphs of this Paragraph Tenth applicable to the holder of any such mortgage or the Trustee under any such deed of trust shall be applicable to the sublessee, to a leasehold mortgagee (including in said term a trustee of a deed of trust) of the sublease, to any lessee (herein called a subsublessee) to which said sublessee shall further sublet the whole or substantially all of the demised premises and to a leasehold mortgagee of such subsublease; provided, however, that the provisions of the immediately preceding paragraph of this Paragraph Tenth shall not be applicable to a sublessee if the termination of this lease referred to in said immediately preceding paragraph shall have resulted directly or indirectly from a default by such sublessee under its sublease, nor shall the provisions of

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                                       54

said paragraph be applicable to a subsublessee if such termination shall have resulted directly or indirectly from a default by such subsublessee under its subsublease. In the event that any sublessee or any leasehold mortgagee of any sublease or any subsublessee or any leasehold mortgagee of any subsublease shall be entitled to exercise the rights of the holder of a mortgage or the Trustee of a deed of trust referred to in said immediately preceding paragraph, and if within the sixty (60) day period specified in said paragraph more than one request for a new lease shall have been received by the Lessor, priority shall be given, regardless of the order in which such requests shall be made or received, to said holder or Trustee if it shall make such request, then to any sublessee making such request, then to any leasehold mortgagee of a sublease making such request, then to any subsublessee making such request and then to any leasehold mortgagee of a subsublease making such request.

     ELEVENTH: That the Lessee shall peaceably give up and surrender possession of the demised premises and every part thereof unto the Lessor at the expiration or sooner termination of the term of this lease or renewal term of this lease, if there be renewal, together with the Building and all the water, gas, electric lighting, elevator, power, heating, sewer, drainage, plumbing and other fixtures and facilities in the Building or forming part thereof of the character classed as real estate and as part of the building, in as good condition and repair as reasonable use and wear thereof will permit, damage by the elements excepted.

     TWELTH: That the Lessee (provided that there then exists no uncured default on the Lessee's part to be performed under this lease and with respect to which default a notice has been served by the Lessor upon the Lessee in accordance with the provisions of this lease relating thereto), shall have the right, not earlier than two years and not later than six months prior to the expiration date of the term of this lease, to serve upon the Lessor a notice in writing to the effect that the Lessee elects that this lease shall be renewed for a further term of eleven years and seven months from the expiration date of the term of this lease. In the event that (no such uncured default existing) the Lessee shall elect to renew this lease and shall serve notice of such election as aforesaid, then upon the expiration of the term hereof, a first renewal lease shall be executed by and between the parties hereto, whereby the Lessor shall let unto the Lessee, and the Lessee shall take and hire from the Lessor, the parcel of land above described, with the exceptions and reservations above set forth, for the term of eleven years and seven months from the expiration date of the term hereof, subject to the rights of the Lessor and the Railroad Companies, their and each of their successors and assigns, in and to the use and possession of the portions of the parcel of land above described excepted and reserved as aforesaid, all as herein provided, and at the annual Ground Rental of Three Hundred Ninety Thousand Dollars ($390,000.00), and at the other additional rentals herein contained and upon the other terms, covenants, conditions, limitations and agreements herein contained (including the next succeeding paragraph of this Paragraph Twelfth), except that said renewal lease shall provide that upon the expiration of said first renewal term the Lessee shall have the right to require two further renewals as provided in Paragraph Thirteenth hereof.

     The Lessor agrees that if the Lessee, for any reason shall fail within the time limited in this lease, or shall not be entitled, to exercise its right to renew this lease for any renewal term as herein provided, the Lessor shall notify the holder of any mortgage or the Trustee of any deed of trust which may be a lien on this lease and the leasehold estate hereby created that the Lessee has failed as aforesaid,

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                                       56

or is not entitled, to exercise its right to renew this lease, as the case may be, and the holder of said mortgage or the Trustee under said deed of trust shall have the right, by a date not later than thirty (30) days after the giving of such notice, to elect that this lease be renewed for the relevant renewal term upon the same terms and conditions and with the same effect as though such right had been exercised by the Lessee as in this lease set forth, except that the Lessee shall not be the lessee in said renewal lease and shall have no obligations thereunder. The lessee in said renewal lease may be a designee or nominee of, or a corporation created by or for the benefit of, the holder of any such mortgage, or the Trustee under any such deed of trust or the holder or holders of bonds or other evidence of indebtedness issued and outstanding thereunder. The lessee in said renewal lease shall assume all the obligations of the Lessee under this lease, and if at the date of the commencement of the term of said renewal lease there is existing or continuing any default upon the part of the Lessee hereunder in the performance of any of the covenants, conditions, limitations or agreements of this lease, said renewal lease shall also contain an express covenant and agreement upon the part of the lessee therein to proceed promptly and with all due diligence to cure any such default, and failure of the lessee so to cure any such default within the time and under the conditions as provided in said renewal lease shall be deemed a cause of default thereunder; provided, however, that if any such default shall consist of the failure to pay a sum of money only, then it shall be a condition to the commencement of the term of said renewal lease that said sum be paid with interest as in this lease provided on or prior to the date of the commencement of the term of said renewal lease. If the lessee of the renewal lease shall be a designee or nominee of, or a corporation created by or for the benefit of, the holder of any such mortgage or the Trustee under any such

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                                       57

deed of trust or the holder or holders of bonds or other evidence of indebtedness issued and outstanding thereunder, the Lessor agrees that said holder of said mortgage or said Trustee under said deed of trust or the holder or holders of any of said bonds or other evidence of indebtedness, as the case may be, shall in no event be liable for any obligations undertaken or assumed by the lessee under said renewal lease, and the Lessor agrees to look solely to said lessee under said renewal lease and not to the holder of said mortgage or to the Trustee under said deed of trust, or to the holder or holders of said bonds or other evidence of indebtedness, as the case may be, in respect of any liability of any description assumed or agreed to by said lessee under said renewal lease.

     If the Lessee shall sublet the whole or substantially all of the demised premises, the provisions of the immediately preceding paragraph of this Paragraph Twelfth applicable to the holder of any such mortgage or the Trustee under any such deed of trust shall (to the extent permitted by such sublease) be applicable to the sublessee, to a leasehold mortgagee (including in said term a Trustee of a deed of trust) of the sublease, to any lessee (herein called a subsublessee) to which said sublessee shall further sublet the whole or substantially all of the demised premises and to a leasehold mortgagee of such subsublease. In the event that any sublessee or any leasehold mortgagee of any sublease or any subsublessee or any leasehold mortgagee of any subsublease shall be entitled to exercise the rights of the holder of a mortgage or the Trustee of a deed of trust referred to in said immediately preceding paragraph, and if by the date fixed by the thirty (30) day notice specified in said paragraph more than one election to renew shall have been received by the Lessor, priority shall be given, regardless of the order in which such elections shall have been made or received, to said holder or Trustee if it shall make such election, then to any sublessee

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                                       58

making such election, then to any leasehold mortgagee of a sublease making such election, then to any subsublessee making any such election and then to any leasehold mortgagee of a subsublease making such election.

     Wherever in this Paragraph Twelfth or in Paragraph Thirteenth or Paragraph Fourteenth hereof it shall be provided that the minimum annual Ground Rental for any renewal term shall be $390.000 or, as the case may be, the annual Ground Rental payable during the preceding term, the minimum annual Ground Rental so specified shall be adjusted to give effect to any reduction in the Ground Rental during the preceding term resulting from the taking of any portion of the demised premises by eminent domain.

     THIRTEENTH: (1) That if upon the expiration of the term of this lease, this lease shall be renewed for a first renewal term as provided in Paragraph Twelfth hereof, then said renewal lease to be executed in that event shall provide that upon the expiration of the term of said first renewal lease the Lessee (provided that there then exists no uncured default on the Lessee's part to be performed thereunder and with respect to which default a notice has been served by the Lessor upon the Lessee in accordance with the provisions of said renewal lease relating thereto), shall have the right, not earlier than two years and not later than six months prior to the expiration date of said first renewal term, to serve upon the Lessor a notice in writing to the effect that the Lessee elects that this lease shall again be renewed for the further term of twenty-one years from the expiration date of the first renewal term of this lease. In the event that (no such uncured default existing) the Lessee shall elect again to renew this lease and shall serve notice of such election as aforesaid, then upon the expiration of the first renewal term, a second renewal lease shall be executed by and between the parties hereto, whereby the Lessor

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                                       59

shall let unto the Lessee, and the Lessee shall take and hire from the Lessor, the parcel of land above described, with the exceptions and reservations above set forth, for the term of twenty-one years from the expiration date of the first renewal term, subject to the rights of the Lessor and the Railroad Companies, their and each of their successors and assigns, in and to the use and possession of the portions of the parcel of land above described excepted and reserved as aforesaid, all as herein provided, and at the annual Ground Rental of Three Hundred Ninety Thousand Dollars ($390,000.00), or such larger amount as shall be fixed as hereinafter provided in Paragraph Fourteenth hereof, and at the other additional rentals herein contained and upon the other terms, covenants, conditions, limitations and agreements herein contained (including the last paragraph of Paragraph Twelfth hereof), except that said renewal lease shall provide that upon the expiration of said second renewal term the Lessee shall have the right to require one further renewal as provided in sub-division
(2) of this Paragraph Thirteenth.

     (2) That if upon the expiration of the first renewal term of this lease, this lease shall be renewed for a second renewal term as provided in sub-division (1) of this Paragraph Thirteenth, then said renewal lease to be executed in that event shall provide that upon the expiration of the term of said second renewal lease the Lessee (provided that there exists no uncured default on the Lessee's part to be performed thereunder and with respect to which default a notice has been served by the Lessor upon the Lessee in accordance with the provisions of said renewal lease relating thereto) shall have the right, not earlier than two years and not later than six months prior to the expiration date of said second renewal term, to serve upon the Lessor a notice in writing to the effect that the Lessee elects that this lease shall again be renewed for the further term of twenty-one

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                                       60

years from the expiration date of the second renewal term of this lease. In the event that (no such uncured default existing) the Lessee shall elect again to renew this lease and shall serve notice of such election as aforesaid, then upon the expiration of the second renewal term, a third renewal lease shall be executed by and between the parties hereto, whereby the Lessor shall let unto the Lessee, and the Lessee shall take and hire from the Lessor, the parcel of land above described, with the exceptions and reservations above set forth, for the term of twenty-one years from the expiration date of the second renewal term, subject to the rights of the Lessor and the Railroad Companies, their and each of their successors and assigns, in and to the use and possession of the portions of the parcel of land above described excepted and reserved as aforesaid, all as herein provided, and at the annual Ground Rental equal to the annual Ground Rental payable during the second renewal term, or such larger amount as shall be fixed as hereinafter provided in Paragraph Fourteenth hereof and at the other additional rentals herein contained and upon the other terms, covenants, conditions, limitations and agreements herein contained (including the last paragraph of Paragraph Twelfth hereof), except that said renewal lease shall provide that upon the expiration of said third renewal term the Lessee shall have no right to require a further renewal lease.

     FOURTEENTH: That in case of the renewal of this lease for a second renewal term, as provided in Paragraph Thirteenth (1) hereof, if the Lessor shall be of the opinion that the annual Ground Rental of Three Hundred Ninety Thousand Dollars ($390,000.00) is less than the proper annual Ground Rental to be paid by the Lessee during the second renewal term, or in case of the renewal of this lease for a third renewal term, as provided in Paragraph Thirteenth (2) hereof, if the Lessor shall be of the opinion that the annual Ground Rental payable during the

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                                       61

second renewal term is less than the proper annual Ground Rental to be paid by the Lessee during the third renewal term, then the Lessor shall, in either such case, at least four months prior to the expiration date of the renewal term then expiring, notify the Lessee in writing of the annual sum which in the opinion of the Lessor would be the proper annual Ground Rental during the renewal term about to be entered upon. If the Lessee shall not, within thirty days after the service of such notice, advise the Lessor in writing that the annual Ground Rental so named by the Lessor is unsatisfactory, then the annual Ground Rental so named by the Lessor shall be the annual Ground Rental payable during the renewal term about to be entered upon. If the Lessee shall, within the thirty days aforesaid, notify the Lessor in writing that the annual Ground Rental so named by the Lessor is unsatisfactory, then the annual Ground Rental payable during the renewal term about to be entered upon shall be determined as hereinafter in this Paragraph provided.

     If the Lessee shall, within the thirty days aforesaid, notify the Lessor in writing that the annual Ground Rental named by the Lessor is unsatisfactory, then the full and fair value of the parcel of land above described considered as unimproved at the commencement of the renewal term about to be entered upon shall be determined by three arbitrators, one appointed by the Lessor, one appointed by the Lessee and the third by the arbitrators so appointed, or in case of the failure of the arbitrators so appointed to agree upon such third arbitrator within twenty days after their appointment, then such third arbitrator shall be appointed by the person who is then Presiding Justice of the Appellate Division of the Supreme Court of the State of New York for the First Department, or, in case said Appellate Division shall cease to be, by the person who is then the Senior Justice in point of service of the body exercising the functions now exercised by such Appellate Division, upon the application of either of the parties

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                                       62

hereto upon reasonable notice to the other party; in case the person who shall be such Presiding Justice (or Senior Justice) shall decline to make such appointment, then such third arbitrator shall be appointed by such one of the other Justices of the Appellate Division (or body exercising the functions thereof) as shall consent to make such appointment, application being made to said Justices as aforesaid in the order of seniority of service in said Court. In case either of the parties hereto shall fail to appoint an arbitrator as aforesaid for the period of twenty days after written notice from the other party to make such appointment, then the arbitrator appointed by the party not in default shall appoint the second arbitrator, and the two so appointed shall select the third arbitrator. The arbitrators on their appointment, after having been duly sworn to perform their duties with impartiality and fidelity, shall proceed with all reasonable dispatch to appraise the full and fair value of the parcel of land above described considered as unimproved (in making such appraisal, however, the fact that the excepted portions of said parcel of land are used or are susceptible of use for railroad purposes shall not be deemed to contribute to the value of said parcel of land considered as unimproved), and the amount fixed by said arbitrators or by a majority of them as the value of said parcel of land considered as unimproved as of the time of deciding such arbitration as aforesaid, or the date of the beginning of the renewal term about to be entered upon, whichever occurs first, shall be binding and conclusive upon the parties hereto as the true value of said parcel of land considered as unimproved, for the purpose of determining the annual Ground Rental payable hereunder during the renewal term in question. The Lessor and the Lessee shall each pay the expense of the arbitrator appointed by or for such party, and the other necessary expenses and costs of any arbitration hereunder shall be borne equally by the parties hereto.

     In case five per centum of the value of said parcel of land above described, as such value is determined by the arbitrators

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                                       63

in respect of the second renewal term, shall be in excess of the sum of Three Hundred Ninety Thousand Dollars ($390,000.00), the annual Ground Rental payable hereunder during the second renewal term shall be such annual sum as will equal five per centum of the value of said parcel of land as fixed by said arbitrators as aforesaid, and shall be payable in equal monthly installments in advance, and in case five per centum of the value of said parcel of land as fixed by said arbitrators as aforesaid shall be equal to or less than the sum of Three Hundred Ninety Thousand Dollars ($390,000.00), the annual Ground Rental payable hereunder during the second renewal term shall be the annual sum of Three Hundred Ninety Thousand Dollars ($390,000.00) and shall be payable as above provided.

     In case five per centum of the value of said parcel of land above described, as such value is determined by the arbitrators in respect of the third renewal term, shall be in excess of the annual Ground Rental payable during the second renewal term, the annual Ground Rental payable hereunder during the third renewal term shall be such annual sum as will equal five per centum of the value of said parcel of land as fixed by said arbitrators as aforesaid, and shall be payable in equal monthly installments in advance, and in case five per centum of the value of said parcel of land as fixed by said arbitrators as aforesaid shall be equal to or less than the annual Ground Rental payable during the second renewal term, the annual Ground Rental payable hereunder during the third renewal term shall be such annual sum as will equal the annual Ground Rental payable during the second renewal term and shall be payable as above provided.

     FIFTEENTH: That the Lessee on paying the Ground Rental and the additional rentals and observing and performing the covenants, conditions, limitations and agreements herein contained on the part of the Lessee to be observed and performed, all as herein provided, shall and

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                                       64

may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid, subject as herein before provided; and the Lessor covenants and agrees to comply with all the obligations upon it under its grant from The New York Central Railroad Company.

     SIXTEENTH: That any notice required to be given to the Lessee under the terms of this lease may be given by delivering such notice to an officer of the Lessee or by the mailing of such notice by registered mail to the Lessee, addressed to the Lessee at the last address of the Lessee furnished by it to the Lessor for that purpose, or in case of the failure of the Lessee to furnish such address, then addressed to the Lessee at 420 Lexington Avenue, New York City, and in all cases where a copy of such notice is required to be given to the holder of any mortgage and the Trustee of any deed of trust, if any there be, such notice shall be given to such holder or Trustee and to any sublessee and any subsublessee and to any leasehold mortgagee of any sublease or subsublease, if any there be, by registered mail, addressed to each of said parties at the last address furnished by each of them, to the Lessor for such purpose.

     That any notice required to be given to the Lessor under the terms of this lease may be given either by delivering such notice to the president, a vice president, the secretary or the treasurer of the Lessor at 466 Lexington Avenue, Borough of Manhattan, City of New York, if any such officer of the Lessor can be readily found at such address, or if such officer cannot be readily found, by the mailing of such notice by registered mail to the Lessor, addressed to the Lessor at 466 Lexington Avenue, New York City, and notice given as aforesaid to the Lessor shall be sufficient service of any such notice hereunder.

     SEVENTEENTH: That the lease between the Lessor and Eastern Offices, Inc., dated July 30, 1925, as heretofore modified and extended as above recited, shall be and

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                                       65

hereby is declared to be further modified and extended as provided in this instrument, so that from and after the date hereof this instrument shall be deemed to express all the terms, covenants, conditions, limitations and agreements in accordance with which the demised premises shall be held by the Lessee under lease from the Lessor.

     EIGHTEENTH: This agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties hereto; provided, however, that no assignment hereof shall be made by the Lessee except upon the conditions hereinabove provided.

     IN WITNESS WHEREOF, the parties hereto have caused the execution of this agreement as of the day and year first above written.

                                      NEW YORK STATE REALTY AND TERMINAL COMPANY

                                                By W.R. GRANT
                                                                  VICE PRESIDENT

Attest:

     F. A. GROGAN
           ASSISTANT SECRETARY


                                      WEBB & KNAPP, INC.

                                                By ARTHUR J. PHELAN
                                                           SENIOR VICE PRESIDENT

Attest:

     HARRY V. LETT
            SECRETARY


                                      GRAYSLEE CORPORATION

                                                By ARTHUR J. PHELAN
                                                           SENIOR VICE PRESIDENT
Attest:

     HARRY V. LETT
            SECRETARY

STATE OF NEW YORK,  )
COUNTY OF NEW YORK, ) ss.:

     On this 30th day of December, 1957, before me personally came W. R. GRANT, to me known and known to me to be Vice President of the NEW YORK STATE REALTY AND TERMINAL COMPANY, who being by me duly sworn deposes and says: that he resides at Orchard Drive, Greenwich, Conn.; that he is Vice President of the NEW YORK STATE REALTY AND TERMINAL COMPANY, one of the corporations described in and which executed the foregoing instrument, and knows the corporate seal thereof; that the seal affixed to the foregoing instrument is the corporate seal of the NEW YORK STATE REALTY AND TERMINAL COMPANY, and was affixed thereto by authority of the Board of Directors of said corporation, and that he signed his name thereto as Vice President by like authority.

                                                    GUNTHER C. HOLPP

                                                        [SEAL]

STATE OF NEW YORK,  )
COUNTY OF NEW YORK, ) ss.:

     On this 30th day of December, 1957, before me personally came ARTHUR J. PHELAN, to me known and known to me to be Senior Vice President of WEBB & KNAPP, INC., who being by me duly sworn deposes and says: that he resides at 88 Summit Road, Port Washington, N. Y.; that he is Senior Vice President of WEBB & KNAPP, INC., one of the corporations described in and which executed the foregoing instrument, and knows the corporate seal thereof; that the seal affixed to the foregoing instrument is the corporate seal of WEBB & KNAPP, INC., and was affixed thereto by authority of the Board of Directors of said corporation, and that he signed his name thereto as Senior Vice President by like authority.

                                                         SOL S. SINGER

                                                             [SEAL]

STATE OF NEW YORK,  )
COUNTY OF NEW YORK, ) ss.:

     On this 30th day of December, 1957, before me personally came ARTHUR J. PHELAN, to me known and known to me to be Senior Vice President of GRAYSLER CORPORATION, who being by me duly sworn deposes and says: that he resides at 88 Summit Road, Port Washington, N. Y.; that he is Senior Vice President of GRAYSLER CORPORATION, one of the corporations described in and which executed the foregoing instrument, and knows the corporate seal thereof; that the seal affixed to the foregoing instrument is the corporate seal of GRAYSLER CORPORATION, and was affixed thereto by authority of the Board of Directors of said corporation, and that he signed his name thereto as Senior Vice President by like authority.

                                                         SOL S. SINGER

                                                             [SEAL]

                                    CONSENT.

     The New York Central Railroad Company, a corporation of the State of New York, having its principal office at 575 Broadway, in the City of Albany, State of New York, does hereby consent to the execution of the foregoing modified agreement of lease and to the terms thereof which modified agreement of lease is hereby identified as the instrument referred to as the Ground Lease in the Grant of Term, dated December 30, 1957, made by The New York Central Railroad Company to New York State Realty and Terminal Company.

     Dated, New York, December 30, 1957.


                                      THE NEW YORK CENTRAL RAILROAD COMPANY

                                                        BY   J. F. NASH
                                                                VICE PRESIDENT

Attest:

     F. A. GROGAN
           ASSISTANT SECRETARY

STATE OF NEW YORK,  )
COUNTY OF NEW YORK, ) ss.:

     On this 30th day of December, 1957, before me personally came J. F. Nash, to me known and known to me to be Vice President of THE NEW YORK CENTRAL RAILROAD COMPANY, who being by me duly sworn deposes and says: that he resides at 49 Moore Road, Bronxville, N. Y.; that he is Vice President of THE NEW YORK CENTRAL COMPANY, the corporation described in and which executed the foregoing instrument, and knows the corporate seal thereof; that the seal affixed to the foregoing instrument is the corporate seal of THE NEW YORK CENTRAL RAILROAD COMPANY, and was affixed thereto by authority of the Board of Directors of said corporation, and that he signed his name thereto as Vice President by like authority.

                                                     GUNTHER C. HOLPP

                                                          [SEAL]

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